Property and Equipment, Net and Other Assets	12 Months Ended
Dec. 31, 2021
Property and Equipment, Net and Other Assets
Property and Equipment, Net and Other Assets
5.	Property and Equipment, Net and Other Assets

Property and equipment, net consists of the following:

	December 31
	2021	2020
Land	$2,196	$2,086
Building and leasehold improvements	11,273	5,291
Computer equipment and software	3,474	1,944
Machinery and equipment	8,323	4,808
Vehicles	1,057	721
Furniture and Fixtures	961	714
Construction in progress	9,236	1,953
	36,520	17,517
Less: accumulated depreciation and amortization	(5,406)	(2,803)
Property and Equipment, net	$31,114	$14,714

The portion of depreciation expense related to production and distribution facilities is included in cost of goods sold including occupancy costs on the consolidated statements of operations. Depreciation expense recorded in cost of goods sold and general and administrative expenses was as follows:

	December 31
	2021	2020	2019
Cost of goods sold	$773	$586	$417
General and administrative	2,073	764	494
Total depreciation expense	$2,846	$1,350	$911

The total depreciation expense for internal use software included in the above table was $798, $138 and $0 for the years ended December 31, 2021, 2020 and 2019, respectively.

Substantially all long-lived assets are located in the United States.

Other Assets

In August 2021, the Company entered into an agreement with a related party, whereby the Company agreed to reimburse the related party for initial direct costs incurred totaling $1,000 for establishing retail coffee shop locations in the Phoenix, Arizona metropolitan area. After additional site evaluation in the fourth quarter 2021, the direct costs were subsequently written down to $571 as some locations will not be utilized and are included in Other assets for the respective retail coffee shops and will be amortized over the life of the completed lease agreements.